VANGUARD(R)
GROWTH AND INCOME
FUND

Annual Report
December 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

CONTENTS

REPORT FROM THE CHAIRMAN .................1
AFTER-TAX RETURNS REPORT .................4
THE MARKETS IN PERSPECTIVE ...............5
REPORT FROM THE ADVISER ..................7
PERFORMANCE SUMMARY ......................9
FUND PROFILE ............................10
FINANCIAL STATEMENTS ....................12
REPORT OF INDEPENDENT ACCOUNTANTS .......20

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Vanguard Growth and Income Fund posted a total return of 26.0% during 1999, an impressive performance in a year that was outstanding--though not uniformly so--for U.S. stocks. The fund's quantitative stock selection process helped it beat the gains of its two comparative standards, the average large-cap core fund and the Standard & Poor's 500 Index.

     The adjacent table presents the fund's total return (capital change plus reinvested dividends) along with those of the average competing fund and our unmanaged benchmark index.

     The fund's return is based on an increase in net asset value from $30.76 per share on December 31, 1998, to $37.08 on December 31, 1999, and is adjusted for dividends totaling $0.33 per share paid from net investment income and a distribution of $1.28 per share paid from net capital gains realized during 1999.

----------------------------------------------------
                                    TOTAL RETURNS
                                     YEAR ENDED
                                  DECEMBER 31, 1999
----------------------------------------------------
Vanguard Growth and Income Fund          26.0%
----------------------------------------------------
Average Large-Cap Core Fund*             22.4%
----------------------------------------------------
S&P 500 Index                            21.0%
----------------------------------------------------
*Derived from data provided by Lipper Inc.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market rode an upsurge in prices for technology stocks in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months of the year, but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But technology stocks then led the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.

     The S&P 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

     The rise for the major indexes in 1999 suggests a broad advance for the market, but in fact it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq stocks fell in value by more than 20%.)

     As mentioned, the technology sector was the leading "have"--technology stocks in the S&P 500 Index gained 74% for the year, and were largely responsible for growth stocks within the index (up 28.2%) far outpacing value stocks (up 12.7%). Among small stocks, technology stocks gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (a rise of 43.1% for the Russell 2000 Index's growth stocks but a -1.5% decline for its value stocks).

     Somewhat surprisingly, these stock market returns occurred in a rising interest rate environment. Rates rose substantially during 1999--a rise encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 per-centage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.

     Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% at year-end, 138 basis points above its starting position of 5.10%. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW

The Growth and Income Fund's 26.0% return for 1999 placed us 3.6 percentage points ahead of the average return of large-cap core funds and 5.0 percentage points ahead of the unmanaged S&P 500 Index. It was gratifying to meet our objective of exceeding the index's total return while maintaining a similar risk profile. The result was all the more remarkable because of our slight tilt toward value stocks, which trailed growth stocks during 1999.

     We led the index largely because of our returns in two sectors: technology and the consumer-discretionary group, which includes retailing, entertainment, and publishing companies. We held a slightly smaller stake than the index in technology stocks, the market's hottest sector (averaging 18.9% of the fund's assets during the year versus 19.4% for the index). However, our selections gained 92%, compared with 74% for the tech stocks in the index. The consumer-discretionary stocks in our fund rose 36% in 1999, well ahead of that sector's 28% return in the index. Our holdings in financial services and utilities were relative laggards, gaining 18% and 14% respectively, but those results were still well ahead of the index sectors' gains (+5% and +12%).

     Our biggest shortfall versus the index was in the producer-durables group, which includes a mix of manufacturers ranging from "old economy" industrial products to "new economy" telecommunications and computing network equipment. Our selections there advanced 18%, compared with a superb 49% gain for the index.

LONG-TERM PERFORMANCE OVERVIEW

The Growth and Income Fund's strong performance during 1999 maintained our long-term superiority over the average return of large-cap core funds, as shown in the following table. For the ten years ended December 31, we provided an average annual return of 18.5%, or 1.7 percentage points more than the average large-cap core fund. That is a big advantage when compounded over a decade. An initial stake of $10,000 invested in Vanguard Growth and Income Fund on December 31, 1989, would have grown to $54,522 over the decade, compared with $47,176 for our average competitor, assuming reinvestment of dividends and capital gains. That is a margin of $7,346 in our favor, or nearly three-fourths of the initial investment.

----------------------------------------------------------------
                                         TOTAL RETURNS
                               TEN YEARS ENDED DECEMBER 31, 1999
                               ---------------------------------
                                  AVERAGE     FINAL VALUE OF
                                   ANNUAL        A $10,000
                                   RETURN   INITIAL INVESTMENT
----------------------------------------------------------------
Vanguard Growth and Income Fund     18.5%         $54,522
----------------------------------------------------------------
Average Large-Cap Core Fund         16.8%         $47,176
----------------------------------------------------------------
S&P 500 Index                       18.2%         $53,278
----------------------------------------------------------------

     Your fund also was able to outpace the S&P 500 Index, a very tough bogey because it is a theoretical construct that incurs neither expenses nor transaction costs. A major factor in the Growth and Income Fund's strong performance was our low expense ratio, which in 1999 came to 0.37% (or $3.70 per $1,000 in assets), less than one-third the 1.28% ($12.80 per $1,000) charged by our average peer.

     The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 11/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.

     In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. The odds are heavily stacked against the stock market's repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY

As we enter a new century, the temptation for investors to chase hot performance, such as that of technology stocks in the past year, may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/S/
John J. Brennan
Chairman and Chief Executive Officer

January 18, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Growth and Income Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Growth and Income Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

     - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                   PERIODS ENDED DECEMBER 31, 1999
                         -------------------------------------------------------
                              1 YEAR            5 YEARS           10 YEARS
                         -----------------  -----------------  -----------------
                         PRETAX  AFTER-TAX  PRETAX  AFTER-TAX  PRETAX  AFTER-TAX
--------------------------------------------------------------------------------
Growth and Income Fund    26.0%    24.5%     28.8%    25.8%     18.5%    15.9%
Average Large Blend Fund* 19.5     17.5      23.9     21.2      15.7     13.3
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the Growth and Income Fund's pretax total return of 26.0% for the 12 months ended December 31, 1999, was reduced by taxes to 24.5%. In other words, for investors in the highest tax bracket, taxes cut the fund's pretax return by 1.5 percentage points. The average comparable fund earned a pretax return of 19.5% and an after-tax return of 17.5%, a difference of 2 percentage points.

     Over longer periods, taxes have taken a larger portion of the Growth and Income Fund's return, yet the fund has fared well in comparison with peer funds. Over the five- and ten-year periods ended December 31, 1999, your fund generated significantly higher returns than its peer-group average, both before and after taxes.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

     Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

     U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                          AVERAGE ANNUAL RETURNS
                                      PERIODS ENDED DECEMBER 31, 1999
                                        1 YEAR    3 YEARS    5 YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index                            21.0%      27.6%      28.6%
Russell 2000 Index                       21.3       13.1       16.7
Wilshire 5000 Index                      23.8       26.1       27.1
MSCI EAFE Index                          27.3       16.1       13.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index              -0.8%       5.7%       7.7%
Lehman 10 Year Municipal Bond Index      -1.3        4.8        7.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                 4.7        5.0        5.2
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                      2.7%       2.0%       2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

     Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

     At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%.
Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

REPORT FROM THE ADVISER

We are pleased to report on our investment results for 1999. Both Vanguard Growth and Income Fund and the U.S. stock market in general experienced yet another year of returns well above long-term norms. We continue to be pleasantly surprised by the resiliency and staying power of this bull market.

     We outperformed the S&P 500 Index for the year with a total return of 26.0% versus 21.0% for the index. After lagging the index in the first quarter of 1999, we regainedthe lost ground and more, outperforming the index in each of the next three quarters. Our return also exceeded the 22.4% average return of Lipper Inc.'s large-cap core fund category and the 19.5% return of Morningstar Inc.'s large blend group. The adjacent table shows how your fund has performed in comparison with its peers, as reported by fund analyst Morningstar.

---------------------------------------------
   RANK OF VANGUARD GROWTH AND INCOME FUND
           AMONG LARGE BLEND FUNDS
          THROUGH DECEMBER 31, 1999
---------------------------------------------
Last 10 years                17th out of 136
Last 5 years                 23rd out of 383
Last 3 years                 65th out of 594
Last 1 year                 175th out of 910
---------------------------------------------
Source: Morningstar, Inc.

     We remain concerned about the excesses that we see in the marketplace. The market environment continues to be extreme. A marked increase in price volatility occurred in late 1998, and this trend continued throughout last year--indeed, it worsened toward year-end. Any lessening of volatility would be a good sign for the market.

     Very large-cap growth stocks dominated investment results in 1999, just as they did in 1998, although the disparity was less pronounced last year. In fact, the small-cap Russell 2000 Index outperformed the large-cap Russell 1000 Index. The industry sectors emphasized by a fund and the growth characteristics of its stock holdings mattered a great deal in 1999. The prime example, of course, was the technology sector's fantastic gains. To keep up with the market averages, a fund almost had to have significant exposure to technology stocks. Clearly, market participants favored rapid growth over other characteristics in 1999. Such trends don't last forever. History suggests that over long periods, investors are well advised to have exposure to both large and small companies.

     We manage the fund by making a series of analytical measurements on a large group of stocks--about 3,900 at present. We use three basic types of measures:

     - Fundamental momentum measures. These are intended to identify companies whose near-term business prospects are relatively strong.

     - Relative value measures. These quantify the attractiveness of a stock's price in relation to its own past levels and to such current financial measures as book value, sales, or earnings.

     - Future cash flow. These analytical tools screen for value by trying to identify likely favorable payoffs in future earnings and dividends.

     We use these measures of value and momentum to select investments because we believe that applying a variety of yardsticks will help us to deliver consistent results. Our experience reinforces our belief in the efficacy of an approach that combines analytic models to uncover attractively valued securities.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

     In 1999, our momentum measures proved more useful than our value-based measurements. What we saw was clearly a momentum market, one that rewarded strong growth in fundamentals (though not necessarily earnings), and one in which price increases tended to attract more buyers, helping a stock's price to build upon itself. Our experience suggests that such conditions will not continue indefinitely.

     The biggest contributors to our margin over the S&P 500 Index last year were heavier-than-index weightings in QUALCOMM (it soared more than 2,600%), AirTouch (which was acquired at a premium by Vodafone), and Morgan Stanley Dean Witter (which gained 103%). Positions that hurt our performance versus the index included an underweighting in Cisco Systems (up 131% on the year) and overweightings in FleetBoston Financial (down nearly -20%) and Cardinal Health (down nearly -37%).

     We are long-term investors. We do not expect to win every short-term performance comparison--though, naturally, we are happy when we do. Our goal is to provide superior equity returns over long periods. Our investors should have a desire for equity exposure, because we expect to be fully invested in stocks as a matter of investment policy.

     We believe that our record illustrates the effectiveness of our game plan--seeking to provide superior performance on a regular basis and to avoid periods of major shortfalls. Our goal with your assets is to be above-average as consistently as we can. We believe that such consistency leads to strong long-term performance.

John Nagorniak, CFA, CEO
John S. Cone, President
Franklin Portfolio Associates LLC

January 5, 2000

PERFORMANCE SUMMARY
GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-DECEMBER 31, 1999
--------------------------------------------------------------------------------
          GROWTH AND INCOME FUND    S&P 500
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------
1986     -3.1%     0.0%     -3.1%    -3.3%
1987      1.8      2.2       4.0      5.3
1988     13.1      3.7      16.8     16.6
1989     27.6      4.4      32.0     31.7
1990     -5.7      3.3      -2.4     -3.1
1991     26.4      3.9      30.3     30.5
1992      4.2      2.8       7.0      7.6
--------------------------------------------
          GROWTH AND INCOME FUND    S&P 500
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------
1993     11.4%    2.4%     13.8%    10.1%
1994     -3.1     2.5      -0.6     1.3
1995     33.1     2.8      35.9     37.6
1996     20.9     2.2      23.1     23.0
1997     33.5     2.1      35.6     33.4
1998     22.6     1.3      23.9     28.6
1999     24.9     1.1      26.0     21.0
--------------------------------------------
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
--------------------------------------------------------------------------------
[GRAPH]
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 1999
                              -------------------------------  FINAL VALUE OF A
                                1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund          26.04%     28.79%    18.48%        $54,522
Average Large-Cap Core Fund*    22.35      25.71     16.78          47,176
S&P 500 Index                   21.04      28.56     18.21          53,278
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                               10 YEARS
                        INCEPTION                     --------------------------
                           DATE       1 YEAR  5 YEARS  CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Growth and Income Fund  12/10/1986    26.04%   28.79%   15.99%   2.49%    18.48%
--------------------------------------------------------------------------------

FUND PROFILE
GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------
                      GROWTH AND INCOME      S&P 500
----------------------------------------------------
Number of Stocks             150                 500
Median Market Cap         $64.8B              $86.7B
Price/Earnings Ratio       26.9x               29.8x
Price/Book Ratio            4.4x                5.5x
Yield                       1.1%                1.1%
Return on Equity           19.9%               23.4%
Earnings Growth Rate       13.2%               16.6%
Foreign Holdings            1.8%                1.3%
Turnover Rate                54%                  --
Expense Ratio              0.37%                  --
Cash Reserves               0.8%                  --


INVESTMENT FOCUS
----------------------------------------------------
[GRID]
STYLE .......... BLEND
MARKET CAP ..... LARGE


VOLATILITY MEASURES
----------------------------------------------------
                    GROWTH AND INCOME        S&P 500
----------------------------------------------------
R-Squared                 0.97                  1.00
Beta                      1.01                  1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
----------------------------------------------------
Microsoft Corp.                                 4.2%
Wal-Mart Stores, Inc.                           3.2
QUALCOMM, Inc.                                  3.1
MCI WorldCom, Inc.                              2.7
Lucent Technologies, Inc.                       2.7
AT&T Corp.                                      2.7
Cisco Systems, Inc.                             2.5
Exxon Mobil Corp.                               2.5
Home Depot, Inc.                                2.4
General Electric Co.                            2.1
----------------------------------------------------
Top Ten                                        28.1%


SECTOR   DIVERSIFICATION  (% OF COMMON  STOCKS)
--------------------------------------------------------------------------------
                                 DECEMBER 31, 1998       DECEMBER 31, 1999
                                 GROWTH AND INCOME   GROWTH AND INCOME  S&P 500
                                ------------------------------------------------
Auto & Transportation ..........        2.5%               1.7%           1.9%
Consumer Discretionary .........       14.8               14.5           13.9
Consumer Staples ...............        4.6                4.9            6.3
Financial Services .............       17.0               15.2           13.8
Health Care ....................       13.1                8.3            9.3
Integrated Oils ................        3.3                5.8            4.8
Other Energy ...................        0.0                0.8            1.3
Materials & Processing .........        3.0                3.8            3.2
Producer Durables ..............        4.2                3.2            3.6
Technology .....................       15.1               24.5           25.4
Utilities ......................       17.5               11.5           10.2
Other ..........................        4.9                5.8            6.3
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------
                                              MARKET
                                              VALUE*
GROWTH AND INCOME FUND          SHARES         (000)
-----------------------------------------------------
COMMON STOCKS (98.1%)(1)
-----------------------------------------------------
AUTO & TRANSPORTATION (1.7%)
 Ford Motor Co.              1,046,000     $  55,896
 TRW, Inc.                     680,000        35,317
 General Motors Corp.          467,100        33,952
 Union Pacific Corp.           315,000        13,742
 Genuine Parts Co.             200,000         4,962
 PACCAR, Inc.                   99,300         4,400
 Cooper Tire & Rubber Co.       53,500           833
                                          -----------
                                             149,102
                                          -----------
CONSUMER DISCRETIONARY (14.2%)
 Wal-Mart Stores, Inc.       4,047,800       279,804
 Home Depot, Inc.            3,042,000       208,567
oViacom Inc. Class B         2,996,000       181,071
oAmerica Online, Inc.        1,187,000        89,544
 Carnival Corp.              1,588,100        75,931
 Gannett Co., Inc.             701,400        57,208
 Tribune Co.                 1,017,000        55,999
 Kimberly-Clark Corp.          824,700        53,812
 Eastman Kodak Co.             693,000        45,911
oClear Channel
  Communications, Inc.         436,400        38,949
 Whirlpool Corp.               592,700        38,563
oFederated Department
  Stores, Inc.                 511,600        25,868
 May Department Stores Co.     800,000        25,800
 Knight Ridder                 400,000        23,800
 R.R. Donnelley & Sons Co.     942,000        23,373
 Hasbro, Inc.                  720,200        13,729
 Circuit City Stores, Inc.     193,000         8,697
 The Stanley Works             152,000         4,579
 Darden Restaurants Inc.       228,800         4,147
                                          -----------
                                           1,255,352
CONSUMER STAPLES (4.9%)
 Anheuser-Busch Cos., Inc.   1,140,000        80,797
 PepsiCo, Inc.               2,277,000        80,264
 ConAgra, Inc.               2,630,000        59,339
 The Quaker Oats Co.           865,400        56,792
 Philip Morris Cos., Inc.    2,133,200        49,464
 General Mills, Inc.         1,114,000        39,825
oSafeway, Inc.                 695,000        24,716
 SuperValu Inc.              1,007,600        20,152
 UST, Inc.                     626,600        15,782
                                          -----------
                                             427,131
                                          -----------
FINANCIAL SERVICES (14.9%)
 Citigroup, Inc.             3,152,600       175,166
 Morgan Stanley Dean
  Witter & Co.               1,160,055       165,598
 American International
  Group, Inc.                1,292,452       139,746
 Bank of America Corp.       1,873,371        94,020
 FleetBoston Financial Corp. 2,700,000        93,994
 Marsh & McLennan Cos., Inc.   906,500        86,741
 Associates First
  Capital Corp.              2,464,400        67,617
 J.P. Morgan & Co., Inc.       500,000        63,312
 MBNA Corp.                  1,873,400        51,050
 Lehman Brothers
  Holdings, Inc.               538,700        45,621
 SunTrust Banks, Inc.          640,000        44,040
 American General Corp.        545,200        41,367
 Wachovia Corp.                469,000        31,892

-----------------------------------------------------
                                              MARKET
                                              VALUE*
                                SHARES         (000)
-----------------------------------------------------
 Golden West Financial Corp.   921,900        30,884
 Merrill Lynch & Co., Inc.     326,400        27,254
 KeyCorp                     1,209,700        26,765
 Fifth Third Bancorp           319,000        23,407
 St. Paul Cos., Inc.           556,700        18,754
 PNC Bank Corp.                327,800        14,587
 Conseco Inc.                  717,100        12,818
 H & R Block, Inc.             280,000        12,250
 The Chase Manhattan Corp.     142,828        11,096
 SouthTrust Corp.              241,100         9,117
 AmSouth Bancorp               411,900         7,955
 Deluxe Corp.                  279,300         7,663
 Freddie Mac                   115,500         5,436
 Aegon NV ARS                   50,000         4,775
 BB&T Corp.                    171,600         4,698
                                          -----------
                                           1,317,623
                                          -----------
HEALTH CARE (8.2%)
 Merck & Co., Inc.           2,328,000       156,121
 Johnson & Johnson           1,439,500       134,053
 Pfizer, Inc.                3,229,300       104,750
 Pharmacia & Upjohn, Inc.    1,851,500        83,317
 Cardinal Health, Inc.       1,548,950        74,156
 Abbott Laboratories         2,039,480        74,059
 Aetna Inc.                    776,200        43,322
 Allergan, Inc.                620,600        30,875
 Warner-Lambert Co.            134,200        10,996
 United Healthcare Corp.       154,300         8,197
                                          -----------
                                             719,846
                                          -----------
INTEGRATED OILS (5.7%)
 Exxon Mobil Corp.           2,702,768       217,742
 Royal Dutch Petroleum
  Co. ADR                    2,460,100       148,682
 Kerr-McGee Corp.              944,500        58,559
 Coastal Corp.                 787,000        27,889
 USX-Marathon Group          1,091,100        26,937
 Occidental Petroleum Corp.  1,182,600        25,574
                                          -----------
                                             505,383
                                          -----------
OTHER ENERGY (0.8%)
 Enron Corp.                   704,000        31,240
 Apache Corp.                  831,300        30,706
 Anadarko Petroleum Corp.      240,000         8,190
                                          -----------
                                              70,136
                                          -----------
MATERIALS & PROCESSING (3.7%)
 Georgia Pacific Group       1,659,500        84,220
 Dow Chemical Co.              417,400        55,775
 International Paper Co.       973,400        54,936
 Weyerhaeuser Co.              690,500        49,587
 Sherwin-Williams Co.          942,500        19,792
 Temple-Inland Inc.            182,400        12,027
 Alcan Aluminium Ltd.          280,600        11,557
oInco Ltd.                     393,600         9,250
 Louisiana-Pacific Corp.       624,400         8,898
 Willamette Industries, Inc.   153,200         7,114
oFreeport-McMoRan Copper &
  Gold Inc. Class B            307,900         6,504
 Sigma-Aldrich Corp.           203,700         6,124
                                          -----------
                                             325,784
                                          -----------
PRODUCER DURABLES (3.2%)
 The Boeing Co.              2,671,500       111,034
oApplied Materials, Inc.       505,500        64,041
oLexmark International Group,
  Inc. Class A                 402,400        36,417
 Ingersoll-Rand Co.            579,850        31,928
 Centex Corp.                  598,100        14,766
 Dover Corp.                   216,800         9,837
 Cummins Engine Co., Inc.      135,500         6,546
 Pulte Corp.                   285,300         6,419
                                          -----------
                                             280,988
                                          -----------
TECHNOLOGY (24.0%)
oMicrosoft Corp.             3,172,100       370,343
oQUALCOMM, Inc.              1,539,200       271,092
 Lucent Technologies, Inc.   3,194,024       238,953
oCisco Systems, Inc.         2,047,800       219,371
 Intel Corp.                 2,160,400       177,828
oOracle Corp.                1,000,675       112,138
oEMC Corp.                     803,200        87,750
 Motorola, Inc.                541,500        79,736
oGeneral Instrument Corp.      905,700        76,984
oSolectron Corp.               800,400        76,138
 Texas Instruments, Inc.       725,000        70,234
oAdaptec, Inc.               1,339,000        66,783
oNovell, Inc.                1,371,900        54,619
 Electronic Data Systems Corp. 612,000        40,966
 General Dynamics Corp.        587,500        30,991
oMicron Technology, Inc.       320,600        24,927
oNational Semiconductor Corp.  515,000        22,048
oLSI Logic Corp.               326,400        22,032
oCompuware Corp.               539,200        20,085
oSeagate Technology Inc.       415,900        19,365
 International Business
  Machines Corp.               121,200        13,090
oUnisys Corp.                  359,900        11,494
 Scientific-Atlanta, Inc.      152,000         8,455
                                          -----------
                                           2,115,422
                                          -----------
UTILITIES (11.3%)
oMCI WorldCom, Inc.          4,520,100       239,848
 AT&T Corp.                  4,698,229       238,435
 Comcast Corp. Class A
  Special                    1,749,200        88,444
oNEXTEL Communications, Inc.   671,700        69,269
 Texas Utilities Co.         1,710,000        60,812
 Public Service Enterprise
  Group, Inc.                1,289,700        44,898
 PG&E Corp.                  2,048,800        42,000
 Southern Co.                1,778,700        41,799
 Duke Energy Corp.             718,500        36,015
 BellSouth Corp.               643,000        30,100
 Central & South West Corp   1,187,100        23,742
 FPL Group, Inc.               545,500        23,354
 Edison International          515,500        13,500
 Consolidated Natural Gas Co.  173,100        11,241
 DTE Energy Co.                335,000        10,511
 Unicom Corp.                  264,000         8,844
 Constellation Energy Group    231,800         6,722
 Reliant Energy, Inc.          264,400         6,048
                                          -----------
                                             995,582
                                          -----------
OTHER (5.5%)
 General Electric Co.        1,205,000       186,474
 Tyco International Ltd.     4,103,400       159,520
 Minnesota Mining &
  Manufacturing Co.            876,200        85,758

-----------------------------------------------------
                                              MARKET
                                              VALUE*
GROWTH AND INCOME FUND          SHARES         (000)
-----------------------------------------------------
 Johnson Controls, Inc.        440,700        25,065
 Fortune Brands, Inc.          501,400        16,578
oThermo Electron Corp.         680,000        10,200
 Brunswick Corp.               112,000         2,492
                                          -----------
                                             486,087
                                          -----------
-----------------------------------------------------
TOTAL COMMON STOCKS
 (COST $6,534,892)                         8,648,436
-----------------------------------------------------
                                  Face
                                Amount
                                 (000)
-----------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)(1)
-----------------------------------------------------
U.S. TREASURY BILL
(2) 5.28%, 3/16/2000          $  5,400         5,344
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000            180,403       180,403
-----------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $185,745)                             185,747
-----------------------------------------------------
TOTAL INVESTMENTS (100.2%)
 (COST $6,720,637)                         8,834,183
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-----------------------------------------------------
Other Assets--Note C                          42,715
Liabilities                                  (60,514)
                                          -----------
                                             (17,799)
-----------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------
Applicable to 237,772,780 outstanding
 $.001 par value shares of beneficial interest
 (unlimited authorization)                $8,816,384
=====================================================

NET ASSET VALUE PER SHARE                     $37.08
=====================================================
 * See Note A in Notes to Financial Statements.
 o Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 1.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
ARS--American Registered Share.

-----------------------------------------------------
                                AMOUNT           PER
                                 (000)         SHARE
-----------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------
Paid in Capital             $6,439,162        $27.08
Overdistributed Net
 Investment Income              (1,970)         (.01)
Accumulated Net
 Realized Gains                262,517          1.11
Unrealized Appreciation--
 Note E
 Investment Securities       2,113,546          8.89
 Futures Contracts               3,129           .01
-----------------------------------------------------
NET ASSETS                  $8,816,384        $37.08
=====================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                         GROWTH AND INCOME FUND
                                                   YEAR ENDED DECEMBER 31, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                       $   86,243
     Interest                                                             7,527
     Security Lending                                                       396
                                                                     -----------
          Total Income                                                   94,166
                                                                     -----------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                       6,021
          Performance Adjustment                                           (309)
     The Vanguard Group--Note C
          Management and Administrative                                  17,764
          Marketing and Distribution                                      1,212
     Custodian Fees                                                          26
     Auditing Fees                                                           11
     Shareholders' Reports                                                  284
     Trustees' Fees and Expenses                                              9
                                                                     -----------
          Total Expenses                                                 25,018
          Expenses Paid Indirectly--Note C                                 (323)
                                                                     -----------
          Net Expenses                                                   24,695
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    69,471
--------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                         555,527
     Futures Contracts                                                   14,140
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       569,667
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                              991,855
     Futures Contracts                                                   (2,059)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        989,796
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,628,934
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                                     GROWTH AND INCOME FUND
                                                                     YEAR ENDED DECEMBER 31,
                                                                     -----------------------
                                                                           1999        1998
                                                                          (000)       (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                               69,471      47,107
     Realized Net Gain                                                  569,667     102,254
     Change in Unrealized Appreciation (Depreciation)                   989,796     593,025
                                                                     -----------------------
          Net Increase in Net Assets Resulting from Operations        1,628,934     742,386
                                                                     -----------------------
DISTRIBUTIONS
     Net Investment Income                                              (70,403)    (48,169)
     Realized Capital Gain                                             (288,660)   (171,988)
                                                                     -----------------------
          Total Distributions                                          (359,063)   (220,157)
                                                                     -----------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                           3,205,474   2,901,578
     Issued in Lieu of Cash Distributions                               338,671     209,301
     Issued in Exchange for Net Assets of Trustees'-U.S. Portfolio--Note F   --     186,395
     Redeemed                                                        (1,158,132)   (800,812)
                                                                     -----------------------
          Net Increase from Capital Share Transactions                2,386,013   2,496,462
--------------------------------------------------------------------------------------------
     Total Increase                                                   3,655,884   3,018,691
--------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                5,160,500   2,141,809
                                                                     -----------------------
     End of Year                                                     $8,816,384  $5,160,500
============================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                              94,634     100,722
     Issued in Lieu of Cash Distributions                                 9,544       7,069
     Issued in Exchange for Net Assets of Trustees'-U.S. Portfolio--Note F   --       6,578
     Redeemed                                                           (34,150)    (28,413)
                                                                     -----------------------
          Net Increase in Shares Outstanding                             70,028      85,956
============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------
                                                             GROWTH AND INCOME FUND
                                                             YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR   1999       1998       1997         1996       1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $30.76     $26.19     $22.23       $19.95     $15.56
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                      .33        .32        .41          .41        .41
     Net Realized and Unrealized
      Gain (Loss) on Investments               7.60       5.86       7.15         4.09       5.14
                                            ------------------------------------------------------
          Total from Investment
           Operations                          7.93       6.18       7.56         4.50       5.55
                                            ------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment
      Income                                   (.33)      (.33)      (.42)        (.40)      (.42)
     Distributions from Realized
      Capital Gains                           (1.28)     (1.28)     (3.18)       (1.82)      (.74)
                                            ------------------------------------------------------
          Total Distributions                 (1.61)     (1.61)     (3.60)       (2.22)     (1.16)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $37.08     $30.76     $26.19       $22.23     $19.95
==================================================================================================

TOTAL RETURN                                 26.04%     23.94%     35.59%       23.06%     35.93%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)      $8,816     $5,161     $2,142       $1,285       $909
     Ratio of Total Expenses to Average
      Net Assets                              0.37%      0.36%      0.36%        0.38%      0.47%
     Ratio of Net Investment Income to
      Average Net Assets                      1.04%      1.27%      1.74%        1.97%      2.25%
     Portfolio Turnover Rate                    54%        47%        66%          75%        59%
==================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate fund turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the year ended December 31, 1999, the advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before a decrease of $309,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $1,645,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.60% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

     Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1999, these arrangements reduced the fund's expenses by $320,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended December 31, 1999, the fund purchased $5,640,606,000 of investment securities and sold $3,572,171,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,113,546,000, consisting of unrealized gains of $2,422,635,000 on securities that had risen in value since their purchase and $309,089,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                 -------------------------------
                                                    AGGREGATE
                              NUMBER OF             SETTLEMENT      UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS            VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                    270                $100,184          $3,129
--------------------------------------------------------------------------------

F. On August 13, 1998, the fund acquired the net assets of Vanguard Trustees' Equity Fund-U.S. Portfolio ("Trustees'-U.S. Portfolio") pursuant to an agreement approved by the shareholders of Trustees'-U.S. Portfolio on July 31, 1998. The acquisition was accomplished by a tax-free exchange of 6,577,635 of the Growth and Income Fund's capital shares for the 4,850,642 outstanding Trustees'-U.S. Portfolio shares. Trustees'-U.S. Portfolio's net assets of $186,395,000, including $36,784,000 of unrealized appreciation, were combined with the Growth and Income Fund's net assets of $4,097,538,000, resulting in combined net assets of $4,283,933,000 on August 13, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD GROWTH AND INCOME FUND

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR VANGUARD GROWTH AND INCOME FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $224,382,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 34.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE -- (1967)    Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN -- (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN -- (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY -- (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL -- (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. -- (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL -- (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, Jr. -- (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON -- (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY -- Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS -- Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON -- Legal Department.
ROBERT A. DISTEFANO -- Information Technology.
JAMES H. GATELY -- Individual Investor Group.
KATHLEEN C. GUBANICH -- Human Resources.
IAN A. MACKINNON -- Fixed Income Group.
F. WILLIAM MCNABB, III -- Institutional Investor Group.
MICHAEL S. MILLER -- Planning and Development.
RALPH K. PACKARD -- Chief Financial Officer.
GEORGE U. SAUTER -- Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q930-02/14/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.